SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2006

                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                       0-18684                14-1626307
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

         Lexington Park
     Lagrangeville, New York                                       12540
 (Address of principal executive                                (Zip code)
            offices)

       Registrant's telephone number, including area code: (845) 454-3703

                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 1.01   Entry into a Material Definitive Agreement.......................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4

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

Item 1.01.        Entry into a Material Definitive Agreement.

      On January 9, 2006, the Company entered into a consulting agreement with Giuliani Security & Safety LLC ("Giuliani Security") to provide a broad range of guidance and assistance to the Company to help grow its business in the areas of security, crisis management, fire and life safety and counterterrorism.

      Giuliani Security will advise and introduce the Company to new technologies and companies within the security industry that may present opportunities for the Company to expand. Giuliani Security will also advise the Company as it evaluates potential partners and acquisition targets and will work with the Company to enhance its personnel training methods and materials. The Company will draw on the expertise of Giuliani Security's key personnel, which include: the former Assistant Director in Charge of the FBI's New York Office and the Chairman and Chief Executive Officer of Giuliani Security, Pasquale D'Amuro; the former Commissioner of the New York City Office of Emergency Management, Richard Sheirer; and the former New York City Fire Commissioner, Thomas Von Essen.

      The term of the engagement pursuant to this consulting agreement commenced on the above date (the "Effective Date") and ends on the first anniversary of the Effective Date. As compensation for Giuliani Security's performance of its obligations under this consulting agreement, the Company has agreed to pay Giuliani Security a monthly cash fee during the term of the engagement of one hundred seventy five thousand dollars ($175,000).

Item 9.01.        Financial Statements and Exhibits.

         (c)  Exhibits:

            10.3 Consulting Agreement with Giuliani Security & Safety LLC, dated January 9, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 13, 2006

                                               COMMAND SECURITY CORPORATION

                                               By: /s/ Barry Regenstein
                                                  ---------------------
                                                  Name:  Barry Regenstein
                                                  Title: President and
                                                         Chief Financial Officer
                                       4